Exhibit 10.2
                                 BLACK IPO, INC.

                   KEY EMPLOYEES' INCENTIVE STOCK OPTION PLANS


     1. Purpose and Designation. The purpose of the Black IPO, Inc. (the "Company") Key Employees' Incentive Stock Option Plans (the "Black IPO Stock Option Plans") is to promote the interests of the Company and its shareholders by providing a method whereby officers and other key employees of the Company, and any subsidiary or parent, may be encouraged to invest in the Company's common stock on reasonable terms by means of incentive stock options and thereby increase their proprietary interest in the Company's business, encourage them to remain in the employ of the Company, and increase their personal interest in its continued success and progress. These Options are a form of compensation to executives and other key employees of the Company. They are to be granted without cost to the employees, both as a reward for past services and as an incentive for future performance on behalf of the Company. The grant of Options by the Company constitutes an agreement under which the Grantee/Optionee of the Option has the right but not an obligation to exercise the Grantee"s right to purchase Company shares of Common Stock at a predetermined fixed price on or before a fixed date. Once granted, the Directors may reduce the price and extend the exercise date depending upon changed business, economic, financial and employee performance criteria.

     Designation. The Company has adopted both: (i) a "Qualified" Stock Option Plan pursuant to the Internal Revenue Code, Sections 421-424; and, (ii) a "NonQualified" Stock Option Plan (as that term is defined in the Code). The Company has authorized the granting of One Million Two Hundred Thousand (1,200,000) Qualified Options and NonQualified Options. The principal difference between the Qualified Options and the NonQualified Options is the Federal taxation to the Grantee/Optionee. In summary, the Qualified Options are not taxed until they are exercised and the stock is acquired by the Grantee paying the Company the Option exercise price; whereas the NonQualified Options are subject to federal taxation at the date of grant (but only if at the date of the granting they have a readily ascertainable fair market value at that time); as that term is defined in the Code. Although the tax status of these Options will be determined by the Company"s tax counsel or independent accountants, the relevant provision of the Code concludes that the statutory conditions for Federal taxation of NonQualified Options "are seldom satisfied," and the Company has structured these NonQualified Options so they should not be taxed upon date of grant, and the Optionee Stock Option Agreement referred to in Paragraph 6 will so designate.

     2. Participation. Officers and other key employees of the Company or any subsidiary or parent shall be eligible for selection to participate in the Black IPO Stock Option Plans; provided, however, that members of the Committee, if any, administering the Plans shall not be eligible to receive Options under the Plan while members of the Committee. Directors who are not officers or employees of the Company or any subsidiary or parent are not eligible to participate in the Black IPO Qualified Stock Option Plans. Except as provided in Paragraph 7, no Option shall be granted to a Disqualified Employee.

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     3. Administration of the Black IPO Stock Option Plans.
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          (a) The Plans shall be administered by the Board. Subject to the provisions contained herein, the Board shall have the authority to: (i) construe and interpret the Plans; (ii) define the terms used herein; (iii) prescribe, amend and rescind rules and regulations relating to the administration of the Plans; (iv) determine the duration and purpose of leaves of absence which may be granted to Optionee without constitution of a termination of their employment for the purposes of the Plans; and (v) make all other determinations necessary or advisable for the administration of the Plans. The determination of the Board in the matters referred to in this paragraph shall be by majority vote and shall be conclusive.

          (b) The Board shall have power, subject to the limitations contained herein, to fix any terms and conditions for the grant or exercise of any Option under the Plans.

          (c) The Board shall select Optionees from the eligible class of participants and determine the terms and provisions of the respective Stock Options, the times at which such Options shall be exercised, the number of shares subject to such Option and the price per share upon exercise. An individual who has been granted an Option may be granted an additional Option or Options if he is otherwise eligible and if the Board so determines.

          (d) The Board may at any time and from time to time amend, suspend or terminate the Black IPO Stock Option Plans and may amend the form of Stock Option Agreement, in such respects as it shall deem advisable; provided that such modification shall not change: (i) the maximum number of shares for which Options have been granted; (ii) the exercise price(s) of any grant; (iii) the period during which granted Options may be exercised; (iv) the provisions relating to the class of persons eligible to receive Options granted under the applicable Black IPO Stock Option Plans; (v) the provisions relating to adjustments to be made and changes in capitalization of the Company; or (vi) Optionee's rights under an Option previously granted to him without Optionee's written consent.

          (e) If the provisions of the Code or Regulations relating to incentive stock options are changed during the term of the Black IPO Stock Option Plans, the Board shall have the power to alter the Plans to conform to such changes. The Board shall have such authority without the necessity of obtaining further stockholder approval unless such changes in the Code or Regulations require such approval.

          (f) The Board may, but is not required, from time to time to appoint a Committee, consisting of not less than two directors, none of whom shall be eligible to participate in the Plans while members of the Committee. The Board may delegate to the Committee full power and authority to take any action required or permitted to be taken by the Board under the Plans if needed.

     4. Shares Subject To Plans. Subject to the provisions of Paragraph 1 and Paragraph 11, the total number of shares of stock which may be optioned under the Black IPO Stock Option Plans is One Million Hundred Two Hundred Thousand (1,200,000) shares of the Company's Class B Common Stock which shall be authorized and un-issued stock or treasury stock. If an Option ceases to be exercisable, in whole or in part, the shares representing such Option shall continue to be available under the Plans.

     5. Option Price. The purchase price of the stock under each Option shall be determined solely by the Board in evaluating the fair value of an Option at the date of grant in consideration of all the factors the Board decides to be relevant.


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     6. Stock Option Agreement. Each Option shall be evidenced by a Stock Option
Certificate which shall be signed by the President and Chief Executive Officer of the Company and the Optionee and which shall be subject to the following, but not by way of limitation:

          (a) That the Option shall not be exercisable after the expiration of not more than five (5) years from the date the Option is granted.

          (b) That the Option is non-transferable by the Optionee other than by will or the laws of descent and distribution and otherwise shall be exercisable during the lifetime of the Optionee only by the Optionee.

          (c) That the Option may not be exercised until at least twelve months from the date of the grant.

          (d) That the Option may be exercised in full or in fractions solely at the election of the Optionee. If exercised in part, the Option Agreement will be so amended or a new agreement executed.

          (e) That the Option shall not be exercisable while there is any other incentive stock option which was granted to the Optionee prior to the granting of an Option under the Plans (options must be exercised in the chronological order of the dates they were granted). For purposes of this Paragraph 5(e), an incentive stock option shall be deemed to be outstanding until it is exercised in full or expires by its terms.

          (f) That the Option may not have a designated market value; and none may be quoted by the Company nor the Optionee.

          (g) That the Optionee may exercise an Option, in full or in part, upon payment in cash; or in Company stock, valued by the Board, as set forth in Paragraph 9(e).

     7. Options Granted to Disqualified Employee. Notwithstanding Paragraph 2, Options may be granted to Disqualified Employees under the Plans if, at the time an Option is granted to a Disqualified Employee, the purchase price of the stock under such Option is at least one hundred ten percent (110%) of the fair market value of the stock subject to the Option and such Option is not exercisable after the expiration of five (5) years from the date such Option is granted.

     8. Annual Limitation on Options. The aggregate fair market value of stock for which any Option may be granted in any calendar year under the Qualified Plan shall not exceed $100,000.00 plus any "unused limit carryover" within the meaning of Section 422A(c) of the Code.

     9. Exercise of Option.
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          (a) Except as provided in Paragraph 9(b) and Paragraph 9(c)
hereinafter, an Optionee may exercise an Option only if, at the time such Option is exercised such Optionee is an employee of, and has continuously since the grant of the Option been an employee of, the Company or any subsidiary or parent, for a period of at least twelve (12) continuous calendar months from the date of the grant.


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          (b) If an Optionee shall cease to be employed by the Company or any subsidiary or parent because of voluntary termination or termination other than for cause, the Option shall expire concurrently with the termination of his employment unless the Stock Option Agreement provides that the Optionee may, within the one (1) month period immediately following such termination of employment, and in no event later than the expiration date specified in the Stock Option Agreement, exercise such Option to the extent he was entitled to exercise it at the date of such termination. If the termination is for cause, solely as determined by the Board of Directors any Option granted shall be declared null and void as of the date of its grant.

          (c) If the termination is on account of the Optionee's disability, the Optionee shall have twelve (12) months to exercise the Option from the date of the declaration of full disability by a medical doctor.

          (d) If an Optionee dies while he is an employee of the Company or any subsidiary or parent company, the Optionee may, to the extent that the Optionee was entitled to exercise such Option on the date of his death, be exercised by the person or persons to whom his rights under the Option shall pass by the Optionee's will or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after the expiration date specified in the Stock Option Agreement.

          (e) In order to exercise an Option, the Optionee shall give written notice to the Company in form satisfactory to the Legal Counsel to the Board, which notice shall specify the number of shares with respect to which the Optionee elects to exercise such Option, together with full payment of the Option Price for the Options to be exercised. Payment shall be made either (i) in cash or certified funds; (ii) in shares of stock of the Company already owned by the Optionee and having a fair market value equal to the applicable Option Price, as determined by the Board; or (iii) in a combination of (i) and (ii).

     10. Alternative Settlement Right. The Board or the Committee, if appointed, shall have the right to grant alternative settlement rights in any Stock Option Agreement.

     11. Adjustments Upon Changes in Capitalization. In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased, an appropriate proportionate adjustment shall be made in the number and kind of shares to which an Option applies and the exercise price per share thereof, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment in shares subject to Options shall be made without change to the total Option Price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share.

     12. Employee Rights Under the Plans. No officer or other employee of the Company shall have a right to be granted Options under the Black IPO Stock Option Plans nor, having been granted Options, be selected to receive additional Options. Nothing contained in the Plans, nor in any Stock Option Agreement, shall confer upon any Optionee any right to continued employment by the Company or any subsidiary or parent nor limit in any way the right of the Company or any subsidiary or parent to terminate an Optionee's employment at any time.


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     13. Termination. The Black IPO Stock Option Plans shall terminate ten (10)
years after their approval by the stockholders of the Company or adoption by the Board, whichever is earlier. Any Option outstanding under either the Qualified or NonQualified Plan at the time of its termination shall remain in effect until the Option has been exercised or expires.

     14. Effective Date. The Black IPO Stock Option Plan became effective March 1, 2000 upon its adoption by the favorable vote of the holders of a majority of the common stock of the Company present, in person or by proxy, and entitled to vote at said meeting of such stockholders; and the NonQualified Plan became effective upon unanimous resolution of the Board on August 10, 2000.

     15. Definitions. As used herein, the following terms shall have the following respective meanings:

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean the Stock Option Plan Committee appointed by the Board in accordance with Paragraph 3(f) hereof.

          "Company" shall mean Black IPO, Inc., a California corporation.

          "Disabled" shall mean disabled within the meaning of Section 105(d)
          (4) of the Code.

          "Disqualified Employee" shall mean an employee of the Company who owns, or is deemed to own under Sections 421(d) of the Code, at the time an option is granted more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent of the Company.

          "Fair market value" of stock shall mean the average of the bid and ask price over the immediately preceding thirty day period prior to determination of the fair market value quoted on any over-the-counter stock exchange or other national exchange, where the stock is not so traded, the fair market value shall be as determined by the Board in good faith.

          "Option" shall mean an option to purchase common stock in the Company under the Black IPO Stock Option Plans.

          "Optionee" shall mean an officer or other employee of the Company who is granted an Option pursuant to the terms of the Black IPO Stock Option Plans.

          "Parent" shall mean the parent corporation of the Company as defined in Section 421(e) of the Code.

          "Stock Option Agreement" shall mean an agreement between the Company and an Optionee evidencing the Optionee's right to acquire stock under the Plans, which shall contain such terms and conditions consistent with the terms of the Plans as may be approved by the Board or the Committee.

          "Subsidiary" shall mean any subsidiary corporation of the Company as defined in Section 421(f) of the Code.

ADOPTED BY ACTION OF THE BOARD
OF DIRECTORS AND SHAREHOLDERS

BLACK IPO, INC.

By:                                            Attest:  By:
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Wendell R. Stemley, Chairman of the Board                        Secretary

Dated:  June 30,2000


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